UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 10, 2019

IOVANCE BIOTHERAPEUTICS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State of Incorporation)

001-36860	75-3254381
Commission File Number	(I.R.S. Employer Identification No.)

999 Skyway Road, Suite 150
San Carlos, California	94070
(Address of Principal Executive Offices)	(Zip Code)

(650) 260-7120
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.000041666 per value	IOVA	The Nasdaq Stock Market, LLC

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 10, 2019, the Board of Directors (the “Board”) of Iovance Biotherapeutics, Inc. (the “Company”) appointed Athena Countouriotis, M.D., as a director and new member of the Board, effective June 10, 2019. Upon joining the Board, Dr. Countouriotis will also become a member of the Board’s Nominating and Corporate Governance Committee and the Compensation Committee.

Dr. Countouriotis, age 47, is the President and Chief Executive Officer of Turning Point Therapeutics, Inc., a clinical-stage biopharmaceutical company focused on designing and developing novel small molecule, targeted oncology therapies. Prior to joining Turning Point Therapeutics, Inc., Dr. Countouriotis was a Senior Vice President and Chief Medical Officer for Adverum Biotechnologies, Inc. from June 2017 to May 2018, and before that served as Senior Vice President, Chief Medical Officer of Halozyme Therapeutics, Inc. from January 2015 to May 2017. Dr. Countouriotis previously served as Chief Medical Officer of Ambit Biosciences Corporation, where she helped lead its initial public offering and was responsible for the clinical development of quizartinib from February 2012 until Ambit’s acquisition by Daiichi Sankyo Company, in November 2014. Earlier in her career, Dr. Countouriotis led development of products for Pfizer Inc. and Bristol-Myers Squibb Company. She currently serves on the board of directors of Trovagene, Inc., an oncology therapeutics company, and Turning Point Therapeutics, Inc. Dr. Countouriotis earned a Bachelor of Science degree from the University of California, Los Angeles and an M.D. from the Tufts University School of Medicine. She received training at the University of California, Los Angeles, and at the Fred Hutchinson Cancer Research Center in the Pediatric Hematology-Oncology Program.

There are no arrangements or understandings between Dr. Countouriotis and any other persons pursuant to which she was chosen as a director of the Company. There are no family relationships between Dr. Countouriotis and any of the Company’s directors, executive officers, or persons nominated or chosen by the Company to become a director or executive officer. Dr. Countouriotis is not a party to any current or proposed transaction with the Company for which disclosure is required under Item 404(a) of Regulation S-K.

Dr. Countouriotis was granted an option to purchase 35,000 shares of the Company’s common stock at an exercise price of $19.93 per share, which was the closing price of the Company’s common stock on the Nasdaq Global Market on the date of grant. The option will vest in four equal quarterly installments of 8,750, each following the date of grant, subject to Dr. Countouriotis’ continuous service.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective as of June 10, 2019, the Certificate of Incorporation the Company was amended to increase the number of authorized shares of the Company’s Common Stock, par value $0.000041666 (the “Common Stock”), from 150,000,000 shares to 300,000,000 shares (the “Certificate of Amendment”). The Certificate of Amendment was submitted to a vote of, and approved by, the Company’s stockholders at the Company’s 2019 Annual Meeting of Stockholders held on June 10, 2019 (the “Annual Meeting”), as set forth in Item 5.07 below.

A copy of the Certificate of Amendment is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Annual Meeting of Stockholders

On June 10, 2019, the Company held the Annual Meeting at the offices of DLA Piper LLP (US), 1251 6th Avenue, New York, New York 10020. At the Annual Meeting, the Company’s stockholders voted on four proposals, each of which is described in more detail in the Company’s Proxy Statement. At the Annual Meeting, 112,689,447 shares, or approximately 91% of all outstanding shares of the Common Stock, were present either in person or by proxy. The following is a brief description of each matter voted upon and the certified results, including the number of votes cast for and against each matter and, if applicable, the number of abstentions and broker non-votes with respect to each matter:

•	Proposal 1: to elect Iain Dukes, Maria Fardis, Wayne P. Rothbaum, Ryan Maynard, Merrill A. McPeak and Michael Weiser to the Company’s board of directors to serve as directors until the Company’s 2020 Annual Meeting of stockholders;

•	Proposal 2: a proposal to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers;

•	Proposal 3: a proposal to approve the Certificate of Amendment; and

•	Proposal 4: a proposal to ratify Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

Voting Results

Proposal 1: Iain Dukes, Maria Fardis, Wayne P. Rothbaum, Ryan Maynard, Merrill A. McPeak and Michael Weiser were elected as directors on the following vote:

•	Iain Dukes was elected with 88,179,199 “FOR” votes and 11,499,663 “WITHHELD” votes;

•	Maria Fardis was elected with 99,357,254 “FOR” votes and 321,608 “WITHHELD” votes;

•	Ryan Maynard was elected with 98,880,640 “FOR” votes and 798,222 “WITHHELD” votes;

•	Merrill A. McPeak was elected with 85,391,820 “FOR” votes and 14,287,042 “WITHHELD” votes;

•	Wayne P. Rothbaum was elected with 98,906,054 “FOR” votes and 772,808 “WITHHELD” votes;

•	Michael Weiser was elected with 94,091,906 “FOR” votes and 5,586,956 “WITHHELD” votes;

In addition, there were 13,010,585 broker non-votes in connection with this proposal.

Proposal 2: This proposal was approved with 97,608,036 “FOR” votes, 1,855,058 “AGAINST” votes and 215,768 “ABSTAIN” votes. There were 13,010,585 broker non-votes in connection with this proposal.

Proposal 3: This proposal was approved with 111,022,720 “FOR” votes, 1,371,183 “AGAINST” votes and 295,544 “ABSTAIN” votes. There were 0 broker non-votes in connection with this proposal.

Proposal 4: This proposal was approved with 112,184,012 “FOR” votes, 65,116 “AGAINST” votes and 440,319 “ABSTAIN” votes.

Item 8.01.	Other Events.

On June 11, 2019, the Company issued a press release announcing the appointment of Athena Countouriotis, M.D, as a director. The full text of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment to Certificate of Incorporation.
99.1	Press release dated June 11, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 11, 2019	IOVANCE BIOTHERAPEUTICS, INC.

	By:	/s/ MARIA FARDIS
Maria Fardis, Chief Executive Officer